Exhibit 10.1

Extension Agreement to credit agreement

This EXTENSION AGREEMENT TO CREDIT AGREEMENT (this “Extension Agreement”) is made and entered into as of October 6, 2017, by and among CABOT CORPORATION, a Delaware corporation (the “Company”), the Designated Borrowers as of the date hereof (together with the Company, collectively, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, and Lenders constituting Required Lenders as of the date hereof.

WHEREAS, the Borrowers are party to that certain Credit Agreement, dated as of October 23, 2015 (as the same may be amended and in effect from time to time, the “Credit Agreement”), among the Borrowers, the Lenders from time to time party thereto and the Administrative Agent; and

WHEREAS, the Borrowers have requested that the Maturity Date be extended from October 23, 2021 to October 23, 2022 pursuant to Section 2.24 of the Credit Agreement (the “Extension”); and

WHEREAS, certain Lenders constituting Required Lenders under the terms of the Credit Agreement and the Agent, have agreed, on the terms and subject to the conditions set forth herein, to grant the Extension; and

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Definitions; Loan Document.  Capitalized terms used in this Extension Agreement without definition shall have the meaning assigned to such terms in the Credit Agreement.  This Extension Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Extension of Scheduled Maturity Date.

a.Consent; Extension Effective Date. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, each Lender that executes a signature page to this Extension Agreement (each, a “Extending Lender”, and each Lender declining to agree to the requested extension being called a “Non-Extending Lender”), (i) hereby consents to the Extension and (ii) agrees that the Maturity Date with respect to each Extending Lender shall be October 23, 2022.  With respect to each Non-Extending Lender, the existing Maturity Date of October 23, 2021 shall remain in effect.

3.No Waiver.  Nothing contained in this Extension Agreement shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or to otherwise modify any provision of the Credit

Agreement or any other Loan Document (except as a result of the amendment expressly set forth in Paragraph 2 of this Extension Agreement), or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

4.Conditions to Effectiveness.  This Extension Agreement shall become effective on the date upon which the Administrative Agent (or its counsel) shall have received, in form and substance reasonably satisfactory to the Administrative Agent:

a.Counterparts of this Extension Agreement executed by each of the Borrowers and each of the Lenders constituting Required Lenders (which may include telecopy or any other electronic transmission of a signed signature page of this Extension Agreement);

b.Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence, corporate power and authority and good standing of each Borrower, the authorization of the extension and transactions hereunder and any other legal matters relating to the Borrowers, the Loan Documents, Extension Agreement, and the transactions hereunder, all in form and substance satisfactory to the Administrative Agent and its counsel; and

c.A certificate executed by a Financial Officer of the Company, dated as of the effective date hereof, stating that (A) as of such date, no Default has occurred and is continuing or would result from such extension of the Maturity Date and (B) the representations and warranties of the Borrowers set forth in the Loan Documents are true in all material respects (or in all respects if the applicable representation or warranty is already qualified by concepts of materiality) on and as of such date (except to the extent any such representations or warranties are limited to an earlier date, in which case such representations and warranties shall be true in all material respects as of such earlier date).

5.Legal Fees.  The Company agrees to pay promptly, upon receiving an invoice therefor, all fees, charges and disbursements of Goulston & Storrs, PC, counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) incurred in connection with this Extension Agreement.

6.Representations and Warranties.  The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)

The execution, delivery and performance of this Extension Agreement and the transactions contemplated hereby (i) are within each Borrower’s corporate powers, (ii) have been duly authorized by all necessary corporate and, if required, stockholder action, (iii) been duly executed and delivered by each Borrower, (iv) do not and will not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, (v) do not and will not violate any applicable law, rule or regulation of any Governmental Authority or any Organization Document of any Borrower, and (vi) do not and will not conflict with or result in any material breach or contravention of, or the creation of any material Lien under, or require any material payment to be made under (A) any material Contractual Obligation to which any Borrower is a party or affecting any Borrower or the properties of any Borrower or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Borrower or the properties of any Borrower or any of its Subsidiaries is subject.

(b)

This Extension Agreement has been duly executed and delivered by each Borrower that is party hereto and constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)

The representations and warranties made by the Borrowers in the Loan Documents are true and correct in all material respects (or in all respects if the applicable representation or warranty is already qualified by concepts of materiality) on and as of the date hereof, as though made on the date hereof.

(d)	After giving effect to this Extension Agreement, no Default or Event of Default has occurred and is continuing or would result therefrom.

7.Ratification, etc.  Except for certain provisions that are expressly amended or waived by this Extension Agreement, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.  This Extension Agreement and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Extension Agreement.

8.Reaffirmation of Guarantee.  The Company hereby reaffirms its guarantee contained in Article IX of the Credit Agreement of the payment when and as due of the Obligations of the Designated Borrowers, and acknowledges and agrees that such guarantee is and shall remain in full force and effect after giving effect to this Extension Agreement.

9.GOVERNING LAW.  THIS EXTENSION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

10.Counterparts.  This Extension Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Extension Agreement by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Extension Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Extension Agreement to Credit Agreement as a sealed instrument as of the date first set forth above.

CABOT CORPORATION, as the Company and a Borrower

By:_____/s/ Steven Delahunt_________

Name:Steven Delahunt

Title:   Vice President and Treasurer

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, an Issuing Lender,

a Lender and an Extending Lender

By:_____/s/ D. Scott Farquhar_________

Name:D. Scott Farquhar

Title:Executive Director

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

CITIBANK, N.A., as an Issuing Bank, an Extending Lender and a Lender

By:	____/s/ Michael Vondriska__________
Name:	Michael Vondriska
Title:	Vice President

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

MIZUHO BANK, LTD.,

as an Extending Lender

By:	_____/s/ Donna MeMagistris________

Name:  Donna MeMagistris

Title:Authorized Signatory

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

TD BANK, N.A.

as an Extending Lender

By:	____/s/ Alan Garson_______________

Name:Alan Garson

Title:Senior Vice President

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

BANK OF AMERICA, N.A.,

as an Extending Lender

By:	_____/s/ Molly Kropp______________

Name:Molly Kropp

Title:Vice President

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

WELLS FARGO BANK, N.A.,

as an Extending Lender

By:	____/s/ Christopher S. Allen________

Name:Christopher S. Allen

Title:Senior Vice President

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

BANK OF CHINA, NEW YORK BRANCH,

as an Extending Lender

By:	_____/s/ Raymond Qiao_____________

Name:Raymond Qiao

Title:Managing Director

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

U.S. BANK NATIONAL ASSOCIATION,

as an Extending Lender

By:	____/s/ Mark Irey__________________

Name:Mark Irey

Title:Vice President

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

CITIZENS BANK, N.A.,

as an Extending Lender

By:	_____/s/ Caroline Conole___________

Name:Caroline Conole

Title:Officer

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

PNC BANK, NATIONAL ASSOCIATION,

as an Extending Lender

By:	_____/s/ Michael Richards___________

Name:Michael Richards

Title:Senior Vice President and Managing Director

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)

GOLDMAN SACHS BANK USA,

as an Extending Lender

By:	_____/s/ Josh Rosenthal____________

Name:Josh Rosenthal

Title:Authorized Signatory

Signature Pages to Extension Agreement to Credit Agreement (JPM/Cabot)